Exhibit 99.3

Annex A

RULES OF COOPERATION

1.  INTRODUCTION

 These Rules of Cooperation set forth the Parties understanding with respect to:

1.1  the segregation of responsibility areas and the determination of procedures for cooperation between COMCOR and CCTV in connection with the transmission of the Working Signals;

1.2  the adjustments and/or modifications to the technical standards required for the connection and interoperation of the MFON Network and CCTV Network;

1.3. the provision and utilization of network resources and other resources in connection with the provision of services by COMCOR to CCTV; and

1.4  the obligation of COMCOR to ensure the reliability and quality of the services provided to CCTV.

2. GENERAL PARAMETERS

 The following parameters shall be adopted for the utilization of COMCOR's Capacity (as such term is defined below):

2.1  As set forth herein, the term "Capacity" means all technical resources of the MFON Network used for transmission of the Working Signals in accordance with the terms of the Framework Agreement and the Interconnection Agreement, including the Rules of Cooperation.

2.2  The active operation of CCTV's Network using the Capacity provided by COMCOR shall be 24 hours a day, 365 days a year, including weekends and holidays.

2.3  Each Party shall by written notice to the other Party (i) authorize an executive to serve as the primary point of contact between the Parties to ensure ongoing cooperation concerning the subject matter of the Rules of Cooperation and (ii) provide contact information for emergency communications on a twenty-four (24) hour basis.

3.  DATA AND TELEMATIC SERVICE

3.1 COMCOR Technical Support

3.1.1  The COMCOR Network Management Center, hereinafter referred to as COMCOR NMC, shall bear full responsibility and be authorized as necessary to secure MFON Network equipment operability control and management 24 hours a day.

3.1.2  The full-time staff of COMCOR NMC shall include on-duty engineers working on the basis of job descriptions and the network control rules.

3.1.3  The business hours of COMCOR NMC shall be as follows: Е1 services - 24 hours a day, 365 days a year, including weekends and holidays; other services from 8:30 a.m. to 6:00 p.m. on business days. Complaints shall be taken in round-the-clock, 365 days a year, including weekends and holidays as follows:

COMCOR Contact Information

COMCOR NMC location - Building 17/2, str. Neglinnaya, Moscow

Contact telephones: 250-74-44; 411-73-33.

Fax: 250-74-55, 411-71-51

Electronic mail: netadm@mtk.comcor.ru

3.2 CCTV Technical Support

3.2.1  The CCTV Network Management Center, hereinafter referred to as CCTV NMC, shall bear full responsibility and have be authorized as necessary to secure equipment operability control and management for the CCTV network using the leased MFON Network transmission capacity 24 hours a day.  CCTV's failure to perform its obligations to control the signal quality shall not relieve COMCOR of its responsibility to control the MFON Network to the extent required to perform COMCOR's obligations to ensure uninterrupted services in accordance with the agreement.

3.2.2  The full-time staff of the CCTV NMC shall include engineers working on the basis of job descriptions and the CCTV Network control rules.

3.2.3  The business hours of CCTV NMC shall be 24 hours a day, 365 days a year, including weekends and holidays as follows:

CCTV Contact Information:

Address: Building 7A, str. D. Ulyanova, Moscow.

Contact telephones: 231-30-88, 231-11-18, 231-13-07

Fax: 737-51-94

Electronic mail: noc@comcor-tv.ru

3.3  Respective Zones Of Responsibility

3.3.1  Responsibility of COMCOR

(a)  With respect to the lease of DCC and TNP services, COMCOR's zone of responsibility shall be delineated by the physical terminals of the DCC and TNP connected to CCTV's Equipment. The following types of physical terminals are in accordance with specified standards and shall be applied in accordance with the following technical specifications:

(i)  for dedicated DCC n*64 Kbps, 2048 Kbps, interface G.703 - connector RJ-45 or DB-15 (DCE) or slots of the COMCOR's distribution frame for subscriber lines;

(ii) for dedicated DCC n*64 Kbps, 2048 Kbps, interface V.35 - connector М-34(DCE) ;

(iii) for TNP 155 Mbps, interface - OC3/STM1 - connector of the optical connecting cable;

(iv) for TNP n*64 Kbps, 2048 Kbps, interface G.703 - connector RJ-45 or DB-15 (DCE);

(v) for TNP n*64 Kbps, 2048 Kbps, interface V.35 - connector М-34(DCE);

(vi) for TNP n*64 Kbps, 2048 Kbps, interface 10Base-T - connector RJ-45 DTE on the MFON switch or router port; and

(vii) for TNP n*10 Mbps, interface 10/100/1000Base-T - connector RJ-45 on the MFON switch or router port.

(b)  Should COMCOR employ physical terminals other than those specified above, the use of such terminals must be agreed and documented by a separate schedule hereto.

(c)  With respect to the provision of telematics and Internet access services, the responsibility boundary shall be subject to a conditional logical definition and shall be identified with the MFON Network edge router/switch securing CCTV's access to the public Internet network, or the access router/switch securing TCP/IP interface for CCTV Network remote facilities.

(d)  At all times that CCTV is operating, COMCOR shall be responsible for the provision of:

(i)  the uninterrupted operation of COMCOR Equipment at the MFON Head-Ends and installed at the CCTV Facilities, the MFON Primary Nodes and the MFON Secondary Nodes and other areas of the MFON Network;

(ii)  MFON Network damage control;

(iii)  any scheduled and unscheduled maintenance required on the MFON Network;

(iv)  the provision of uninterrupted data, telematic and Internet access services to CCTV;  and

(v)  to the extent that COMCOR requires an uninterrupted source of power, COMCOR shall be responsible for the provision of such uninterrupted source of power to the COMCOR Equipment located at CCTV Facilities.

(e)  To the extent that COMCOR desires to install equipment at CCTV Facilities under Section 5.2 of the Framework Agreement solely to provide services to CCTV, COMCOR shall submit to CCTV detailed specifications required for power, space, cooling.

3.3.2 Responsibility of CCTV

(a)  At all times that CCTV is operating, CCTV shall be responsible for:

(i)   the fault-free and uninterrupted operation of CCTV's terminal equipment connected to the MFON Network;

(ii)   the space and the associated operational cost of providing an uninterrupted source of power at the CCTV Facilities where the COMCOR Equipment is located, to the extent agreed by the parties;

(iii)  the integrity and security of the physical terminals forming part of the MFON Network and installed by COMCOR at CCTV's Facilities; and

(iv)   to the extent new COMCOR Equipment is installed on CCTV's Facilities solely to provide services to CCTV, CCTV shall ensure that with respect to the DCC, TNP and VC (i) the climate conditions comply with the manufacturer's requirements for normal operation of the equipment, (ii) the guaranteed power supply for each item of equipment is located within a one (1) meter range of such item of equipment and is grounded, and (iii) the equipment is reasonably protected from dirt, flood, smoke, etc.

3.4    Fault Detection And Registration

3.4.1 Fault Registration

(a)  Upon detection of a fault, but after on-duty service personnel have verified the operability of CCTV's terminal equipment connected to the service in question, and confirmed the availability of the power supply to the service network terminal(s) at CCTV's Facilities, CCTV shall contact COMCOR NMC by telephone and email as set forth in Section 3.1.3 of the Rules of Cooperation (for each such report a fault ticket shall be opened (the "fault ticket")); and

(b)  provide the following information:

(i)    the code number of the service provided by COMCOR;

(ii)   the address(es) of the network terminal(s);

(iii)  the time of fault detection;

(iv)  the characteristics of the fault; and

(v)   the full name and contact telephone numbers of the CCTV representative reporting the fault,

(c)  Where required, COMCOR's operator may request additional information concerning the faulty service. CCTV's representative shall be responsible for the accuracy of the information provided.

(d)  Once available information regarding the fault has been obtained, COMCOR's operator shall do the following:

(i)   open a fault ticket and assign a number for it;

(ii)  communicate the number of the Fault Ticket, the time of the fault report and his/her full name to the relevant representative of the CCTV NMC.

(iii)  perform the appropriate procedure to process the fault ticket in accordance with internal rules and procedures.

3.5     Fault Localization And Elimination Procedure

In eliminating a fault, the personnel of both CCTV and COMCOR shall first determine the location of the fault.

3.5.1 COMCOR

COMCOR shall:

(a)  provide to CCTV employees and authorized personnel unrestricted access to CCTV Equipment installed at COMCOR's Facilities;

(b)  where technologically feasible, loops shall be set up as requested by CCTV technical personnel on all channel route sections, including the MFON Network channeling equipment installed at CCTV's Facilities. Loop set-up time may not exceed 15 minutes from the time of any request by CCTV, unless COMCOR technical personnel are busy performing internal fault localization or elimination procedures concerning the same request;

(c)  test the loops set up by CCTV; and

(d)  measure data transmission quality parameters (in accordance with Ministry of Communications guidelines), after having removed the channel being measured from service;

3.5.2 CCTV

CCTV shall:

(a)  COMCOR's personnel with unrestricted access to COMCOR Equipment installed at CCTV Facilities;

(b)  have its representative-in-charge present for all activities by COMCOR personnel at CCTV Facilities;

(c)  set up of loops within CCTV's zone of responsibility within 15 minutes of a request by COMCOR technical personnel;

(d)  test the loops set up by COMCOR; and

(e)  complete recovery efforts within CCTV's zone of responsibility in accordance with internal rules and procedures for emergency response.

3.6     Fault Resolution Procedure

3.6.1 COMCOR

(a)   Following the elimination of a fault within COMCOR's zone of responsibility, COMCOR's operator shall promptly notify the CCTV NMC on-duty engineer of recovery effort completion and the cause of the fault. The CCTV NMC on-duty engineer shall verify the elimination of the fault and confirm problem resolution by telephone and by email as set forth in Section 3.1.3 of the Rules of Cooperation.

(b)   Should the fault elimination time exceed the contractually agreed time limit, COMCOR's representative shall send a formal facsimile message to COMCOR-TV addressed to the General Director with a report on the causes of the fault and the recovery measures undertaken.  CCTV shall have the right to request and receive by fax such formal reports in cases where the fault elimination time does not exceed the contractually-agreed time limit.

3.6.2 Within the zone of responsibility of CCTV

(a)   Following the elimination of a fault within CCTV's zone of responsibility, the CCTV NMC on-duty engineer shall promptly notify COMCOR's operator of recovery effort completion.  COMCOR's operator shall verify the elimination of the fault and confirm problem resolution by telephone and by email as set forth in Section 3.2.3 of the Rules of Cooperation.

(b)   Where an emergency within CCTV's zone of responsibility causes malfunctions in the operation of the MFON Network (damage to COMCOR's fiber optic cable at CCTV's Facilities; non-compliance with air conditioning and power supply requirements where COMCOR Equipment is installed at CCTV's Facilities; the faulty operation of CCTV Equipment connected to the MFON Network causing malfunctions therein, etc.), the CCTV NMC on-duty engineer must report the incident to the authorized representative of CCTV, who shall then send a formal facsimile message addressed to COMCOR's General Director, detailing the emergency time, causes and response measures.

4.         TRANSMISSION OF TELEVISION AND RADIO PROGRAMS OVER CABLE TELEVISION NETWORKS

4.1 General

4.1.1 The units providing on-going control over the continuity and quality of radio-frequency signals fed into the distribution network (television and radio signals, data transmission) include:

(a)        COMCOR NMC; and

(b) CCTV Dispatcher Office.

4.2  Area of responsibility

For all Working Signal received at an MFON Secondary Node:

4.2.1 The responsibility transfer point shall be at the output connector port linking the secondary optical transceiver of the MFON Network (the "secondary regeneration point" or "SRP") to the CCTV Network entry point, with signals transmitted according to the parameters agreed between CCTV and COMCOR, including the required signal characteristics, the description of the interface and the frequency plan, each as set forth in Schedules I, II and III attached hereto.

4.2.2 The measurement of television and sound signal parameters at the responsibility transfer point shall be carried out in accordance with GOST No. 7845-92 and GOST No. R 52023- 2003:

(a) GOST 7845-92 "Broadcast Television System. Principal Parameters and Measurement Methods";

(b) GOST R 52023- 2003 "Distribution Networks of Television and Radio Receiving Systems".

4.2.3 COMCOR Responsibility

(a)  the operation section of the COMCOR cable television department, hereinafter referred to as "COMCOR Service", shall service its own network equipment and monitor the parameters of radio-frequency signals fed to the SRP at the responsibility transfer point for compliance with Schedules I, II and III of the Rules of Cooperation.

4.2.4  CCTV Responsibility

(a)        the network service section of the CCTV network operation department, hereinafter referred to as "CCTV Service", shall service its own network equipment and monitor the parameters of received radio-frequency signals at the responsibility transfer point for compliance with Schedules I, II and III of the Rules of Cooperation.

4.3 Cooperation between the Services

4.3.1 COMCOR Service shall:

(a)   agree to a timetable of scheduled and preventive maintenance with CCTV Service and give notice of unscheduled maintenance activities involving the interruption of television and radio signal transmission as soon as possible;

(b)   perform all unscheduled maintenance activities involving the interruption of television and radio signal transmission in accordance with the pre-developed Contingency Recovery Plan developed in advance and approved by the management of both cooperating entities, engaging for such activities the personnel of CCTV Service as required;

(c)   immediately notify CCTV Service of any unscheduled signal outage on the MFON Network by sending a formalized electronic message to the CCTV Dispatcher Office specifying the cause of the outage, the list of television and radio channels missing from the MFON Network and the proposed Restoration Time. Messages shall be registered in the operational control log by entering a brief message summary, full name of the message sender and time of the message;

(d)   after eliminating the causes of a Working Signal outage or a deviation in television signal parameters, notify CCTV Service accordingly by sending to the CCTV Dispatcher Office a formalized electronic message on restoration of normal network operation. Messages shall be registered in the operational control log by entering a brief message summary, full name of the message sender and time of the message; and

(e)   have the COMCOR NMC on-duty operator on a daily basis, between 8:30 a.m. and 9:00 a.m., send to the CCTV Dispatcher Office a formalized electronic message with information on the availability of television and radio channels on the MFON Network during the elapsed day.

4.3.2 CCTV Service shall:

(a)   ensure the parameter measurements within the CCTV Networks;

(b)   notify the COMCOR NMC on-duty operator of deviations in television signal parameters beyond those stipulated by Schedules I, II and III by a formalized electronic message. Messages shall be registered in the operational control log by entering a brief message summary, full name of the message sender and time of the message;

(c)   participate in any and all unscheduled maintenance work involving the interruption of transmission to the CCTV Network, if such participation is envisaged by the Contingency Recovery Plan.

4.4 Fault detection phase

4.4.1 Upon the detection of a fault in any service delivery as required under the Interconnection Agreement, including the Rules of Cooperation, CCTV or an entity authorized thereby shall lodge a repair request with COMCOR NMC by telephone and email as set forth in Section 3.1.3 of the Rules of Cooperation.  A request shall detail the following: network number, SRP address, fault symptoms, full name of the reporting person, contact telephone number, date and time.

4.4.2 Once the information above regarding the fault has been obtained, the COMCOR dispatcher shall do the following:

(a)  Assign a number for the fault ticket and communicate the fault to the CCTV Service on-duty operator.

(b)  Perform the appropriate emergency response internal procedure.

(c)  Communicate to the CCTV Service on-duty operator by telephone and email as set forth in Section 3.2.3 of the Rules of Cooperation the suspected causes of the fault, the planned recovery time and his or her full name.

4.4.3  Upon detection of a fault in any COMCOR Equipment through the COMCOR monitoring system, the COMCOR dispatcher shall notify CCTV Service by telephone and email as set forth in Section 3.2.3 of the Rules of Cooperation, detailing the network number, SRP address, fault symptoms, full name of the reporting person, contact telephone number, date and time.

4.4.4  CCTV shall ensure the access of COMCOR personnel to COMCOR Equipment installed at CCTV Facilities.

4.5  Emergency cause identification and elimination

4.5.1  To enable emergency recovery efforts, CCTV shall provide the COMCOR emergency crew unrestricted access to COMCOR Equipment installed at CCTV's Facilities.

4.5.2  In the event that COMCOR's emergency crew requires access to the CCTV Facilities to enable emergency recovery efforts, CCTV NMC on-duty personnel shall take all reasonable efforts to secure unrestricted access for COMCOR staff.

4.6  Problem resolution phase

4.6.1  COMCOR shall promptly notify CCTV on-duty personnel of signal feed restoration by telephone and email as set forth in Section 3.2.3 of the Rules of Cooperation. CCTV shall perform selective verification of the fault elimination and confirm such fault elimination to COMCOR by telephone and email as set forth in Section 3.1.3 of the Rules of Cooperation.

4.7  Cooperation in the event of theft of COMCOR Equipment

4.7.1  In the event that a theft of COMCOR Equipment is discovered by CCTV on the CCTV Facilities, the COMCOR Service must be notified accordingly within two hours thereof. Any further action by the parties shall be determined by the laws of the Russian Federation and may not be governed by this document.

5     SCHEDULED AND UNSCHEDULED MAINTENANCE

5.1 Cooperation in scheduled and unscheduled network maintenance

5.1.1  Scheduled maintenance on the MFON and CCTV Networks shall be carried out in accordance with a quarterly plan. Scheduled maintenance must be performed in a manner ensuring uninterrupted transmission to the CCTV Network.

5.2 COMCOR

5.2.1  Whenever COMCOR needs to perform any scheduled work, including routine maintenance, on the MFON Network affecting the services provided to CCTV, the COMCOR representative shall notify CCTV of the date, time and nature of the planned activities not less than five (5) business days in advance by formal facsimile message to CCTV addressed to its General Director. COMCOR may not commence any such scheduled work until agreed with CCTV.

5.2.2  Within one day of the receipt of such notice, CCTV shall confirm in writing its consent to the scheduled work in question or agree to another time.  Consent shall be deemed given if no response is provided by CCTV within one day of the notice.

5.2.3  Upon completion of the scheduled work, COMCOR's representative shall advise the CCTV NMC on-duty engineer accordingly so as to commence the verification process.

5.2.4  Scheduled Interruptions of Service may include:

(a) maintenance of Ground Station equipment for satellite transmission not to exceed 6 hours per a six month period; and

(b) Russian television programs between 2 am to 6 am once per quarter.

5.2.5  In the event that any unscheduled work leads to an interruption in service to CCTV and its Subscribers (ductwork relocation, cable switching, recovery efforts, etc.), COMCOR's representative may provide notice of the duration and nature of the work in question in less than five (5) business days, or in less than two (2) business days if the interruption is caused by scheduled maintenance carried out by a third party, for which notice arrived in less than five days.

5.2.6   Upon completion of such unscheduled work, COMCOR's representative shall notify CCTV's on-duty engineer accordingly so as to commence the applicable verification process.

5.3 CCTV

5.3.1  Whenever CCTV needs to perform any work on the interface with COMCOR Equipment on the CCTV Equipment connected to the MFON Network, CCTV shall notify COMCOR of the dates and nature of such work at least 1 day in advance by an electronic message sent to COMCOR's representative at the email address set forth in Section 3.1.3 of the Rules of Cooperation with message delivery confirmation.  Confirmation of delivery shall be sufficient for the work to proceed.

5.3.2   Whenever CCTV needs to perform any work on the CCTV Equipment that will result in the temporary inoperability of the COMCOR Equipment installed at CCTV's Facilities, CCTV shall notify COMCOR of the dates and nature of such work at least five (5) business days in advance by formal facsimile message addressed to COMCOR's General Director. CCTV may not commence any such work until agreed with COMCOR.

5.3.3   Within one day of receipt of such notice, COMCOR shall confirm in writing its consent to the work in question or agree to another time.  If no response is provided within one day of the notice, the timing of the work shall be deemed to have been agreed.

5.3.4  Upon completion of the work, the CCTV's representative shall notify COMCOR's dispatcher accordingly so as to commence the applicable verification process.

6.  SERVICE QUALITY

6.1 Service Reliability

6.1.1  COMCOR hereby warrants, and CCTV accepts, that the MFON Network, representing the sum total of MFON Network transmission capacity and COMCOR's Equipment when employed in the provision of Working Signals to CCTV, shall operate at 99.95% in a 100% redundant configuration and 99.2% without a redundant configuration.

6.1.2  The availability of the MFON Network for use in the provision of services envisaged by the Framework Agreement and the Interconnection Agreement shall be determined by an evaluation of service interruption time within each Accounting Period.

6.2  IP Package delivery via the data
transmission network

  COMCOR hereby warrants, and CCTV accepts, that 99.98% of IP packages will be delivered via the MFON Network without loss, and that IP package delivery delay time will not exceed 50 ms.

  COMCOR hereby warrants that the quality of IP package delivery meets the technical standards set forth herein.

  IP package delivery quality and delay measurements shall be based on international recommendations RFC 2544.

  COMCOR hereby warrants, and CCTV accepts, that:

      In a 15-minute continuous measurement, DCC Е1 quality parameters will meet the following requirements:

-      error rate - 1*Е-6 or better;

-      total errors - not exceeding 58.

6.3  Service Interruptions

6.3.1  COMCOR hereby warrants and CCTV accepts that Restoration Time for a Scheduled Interruption of Service shall not exceed three (3) hours in the aggregate for each service in any one Accounting Period; provided, however, certain additional Scheduled Interruptions of Service may occur as set forth in Section 5.2.4.

6.3.2  COMCOR hereby warrants, and CCTV accepts that Restoration Time for a Non-Scheduled Interruption of Service shall not exceed (i) forty-eight (48) hours in the event of any fiber optic break, and (ii) twenty-two (22) minutes in the event of 100% redundant configuration, or 6 hours without redundant configuration and in each case, COMCOR's representative shall send to CCTV a notice by fax and email as set forth in Section 3.2.3 reporting the problem. CCTV may also request such a fax or email to be sent for problems of lesser duration.

6.3.3  The time to restore service shall be measured from the moment of fault detection until service is restored ("Restoration Time").

6.3.4  COMCOR hereby warrants, and CCTV accepts, that Scheduled Interruptions of Service for the services listed in Section 5.2.4 shall not exceed the limits therein, provided, however, COMCOR shall have no obligation to cure an interruption of service as a result of the loss of power in CCTV's service territory, except to the extent such loss of power is the result of any fault of COMCOR.

OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/s/ A.S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

Schedule I

Requirements

The requirements for the agreed necessary interface parameters and the Working Signals parameters for receiving and transmitting the Working Signals in the forward or return path at the output port of the optic transceivers of the MFON Secondary Nodes are set forth below.

1.         Mechanical connection

5/8 inch connectors. The possible number of output (input) ports: 1; 2; 3; 4 radio-frequency output ports and 1; 2 input ports for powering. The number of the transceiver output ports used shall be determined in the CCTV design.

2.         Power supply

Transceiver powering options are as follows:

Option 1. Local powering. Power supplied through one of the special-purpose ports of the transceiver or a special-purpose local connector (block). Power rating: 42V or 60V.

Option 2. Remote powering. Power supplied through one of the radio-frequency outputs using a power feed joint. Power rating: 42V.

If required, electric current transit through the transceiver for remote powering of the coaxial distribution network equipment must be agreed with COMCOR separately.

3.         Grounding (neutral earthing)

Transceiver grounding shall be arranged as part of the protective grounding of other SRP equipment.

The housing of the transceiver shall be connected with the SRP common grounding terminal with a separate special jumper (the ground wire must have copper threads of at least 4mm2).

4.         Requirements for the design

The transceiver may have 1, 2, 3 and 4 radio-frequency output connectors located on the sides and/or in the lower section of the housing.

The number of the output ports used shall be determined in the CCTV design.

The characteristics of all radio-frequency output ports shall be identical in terms of all considered features except those relating to power supply.

5.         Requirements for forward channel signals

Forward channel frequency band: 47 . 862 MHz or 85 . 862 MHz as determined by the CCTV design.

Maximum loading of the forward channel shall equal the following:
66 AM VSB TV channels, D/K standard;
50 UHF FM radio channels;
4 digital channels 256 QAM, or
24 AM VSB TV channels, DK standard
50 UHF FM radio channels
70 digital channels 256 QAM

The analog and digital signal distribution frequency plan is provided in the list of distributed Working Signals.

Output AM VSB signal levels shall be determined as part of the formation of the Development Plan and/or in accordance with agreed protocols.

The deviation of the output TV signal carriers level of the transceiver from the linear dependence may not exceed +/- 1.5 dB.

Analog television signal quality characteristics at the transceiver output:

CNR >= 47 dB
С/СSO >= 61 dB
C/CTB ≥ 61 dB

Digital television signal quality characteristics at the transceiver output:

CNR >= 37 dB

6.         Requirements for return channel signals

Return channel frequency band:

5 . 30 or 5 . 65 MHz as determined by the CCTV design.

Maximum loading of the return channel:

16 digital channels QPSK/16 QAM 3.2 MHz bandwidth each

Digital carrier signal frequency range - to be determined separately and agreed with COMCOR.

Flatness of amplitude-frequency response of return path fiber optic link - not more than +/- 1.5 dB in all return channel frequency band and not more than 0.5 dB in each 1 MHz return channel frequency sub-bands.

Return channel digital signal quality characteristics at each RF output (input) port of the optical transceiver at the CCTV Network:
Carrier to ingress power >= 31 dB
C/HUM >= 31 dB

Recommended levels for the RF signals of the return channel at the input of the optical transmitter and the coefficient of transmission of the fiber optic link gain of the return channel shall be determined as part of the formation of the Development Plan and/or in accordance with agreed protocols.

 2

Responsibility segregation point - RF port of COMCOR's optical transceiver.\

All additional equipment and signal parameters shall be agreed by COMCOR and CCTV. Any changes and additions shall be documented in writing in accordance with the established procedures.

OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/s/ A.S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

3

Schedule II

Requirements

The requirements for the interface parameters and the Working Signals parameters of the forward path generated by the CMTS of CCTV are input to the transmitting equipment installed at the MFON Primary Nodes are set forth below.

1.      Mechanical connection

         F - type connectors. The number of output/input ports of COMCOR and CCTV to be determined separately.

2.          Power supply

Power shall be fed to COMCOR through the relevant circuit-breakers from the continuous source of power installed at the PRP of COMCOR.

The powering of the installed equipment can be organized in the following ways:

- AC powering 220 V, 50 Hz;
- DC powering minus 48 V.

Power shall be fed to the wide-band access terminal equipment of CCTV through the relevant circuit-breakers from the continuous source of power installed at CCTV.

Power input to the PRP shall be not less than 15 kW.

The powering of the installed equipment can be organized in the following ways:

- AC powering 220 V, 50 Hz;
- DC powering minus 48 V.

3.         Grounding (neutral earthing)

Grounding of the installed equipment is carried out within the framework of protective grounding of other PRP equipment of COMCOR. The housing of the installed equipment shall be connected to the common grounding terminal of the cabinet with a special jumper (wire with a copper thread of not less than 4mm2).

Grounding of the installed terminal wide-band access equipment is carried out within the framework of protective grounding of other equipment of CCTV. The housing of the installed equipment shall be connected to the common grounding terminal of the cabinet with a special jumper (wire with a copper thread of not less than 4mm2).

4.         Requirements for the design

The equipment is installed in the standard
19-inch telecommunication racks at PRP premises of COMCOR.

4

5.         Requirements for forward channel signals

Forward channel frequency band:
47 . 862 MHz or 85 . 862 MHz as determined by the CCTV design.

Maximum loading of the forward channel provided by the CMTS:
4 digital channels
256 QAM.

Output signal levels:
105 dBuV (determined separately, may vary depending on type of equipment used, to be agreed with COMCOR).

Digital carrier signal frequency range - to be determined separately and agreed with COMCOR.

Flatness of amplitude-frequency response from the PRP to the output port of the secondary node optical transceiver shall be not more than +/- 1.5 dB in all forward channel frequency bands.

Forward channel digital signal quality characteristics for terminal wide-band access equipment of CCTV at the input of the forward channel signal distribution circuit of COMCOR:

CNR >= 41 dB
С/СSO >= 55 dB

Responsibility segregation point -
cable connector; coaxial cable connects the wide-band access terminal equipment of CCTV to the forward channel signal distribution circuit of COMCOR.

All additional equipment and signal parameters shall be agreed by COMCOR and CCTV. Any changes and additions shall be documented in writing in accordance with the established procedures.

 5

OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/s/ A.S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

 6

Schedule III

 Requirements

The requirements for the interface parameters and the Working Signals parameters of the return path for the CMTS of CCTV installed at the MFON Primary Nodes are set forth below.

1.         Mechanical connection

F - type connectors, the number of output/input ports of COMCOR and CCTV to be determined separately.

2.         Power supply

Power shall be fed to COMCOR through the relevant circuit-breakers from the continuous source of power installed at the PRP of COMCOR.

The powering of the installed equipment can be organized in the following ways:

- AC powering 220 V, 50 Hz;
- DC powering minus 48 V.

Power shall be fed to the wide-band access terminal equipment of CCTV through the relevant circuit-breakers from the continuous source of power installed at CCTV.

The powering of the installed equipment can be organized in the following ways:

- AC powering 220 V, 50 Hz;
- DC powering minus 48 V.

3.         Grounding (neutral earthing)

Grounding of the installed equipment is carried out within the framework of protective grounding of other PRP equipment of COMCOR. The housing of the installed equipment shall be connected to the common grounding terminal of the cabinet with a special jumper (wire with a copper thread of at least 4mm2).

Grounding of the installed terminal wide-band access equipment is carried out within the framework of protective grounding of other equipment of CCTV. The housing of the installed equipment shall be connected to the common grounding terminal of the cabinet with a special jumper (wire with a copper thread of at least 4mm2).

4.         Requirements for the design

The equipment is installed in the standard
19-inch telecommunication racks at PRP premises of COMCOR.

5.         Requirements for return channel signals

Return channel frequency band:

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5 . 30 MHz or 5 . 65 MHz  as determined by the CCTV design .

Maximum loading of the return channel provided by the CMTS: 16 digital channels QPSK/16 QAM, 3.2 MHz bandwidth each.

Output signal levels:

depending on the type of equipment used (shown in the table).

Digital carrier signal frequency range - to be determined separately and agreed with COMCOR.

Flatness of amplitude-frequency response from SRP to the output of the optical return channel receiver at the PRP shall not exceed +/- 1.5 dB in all return channel frequency bands.

The return channel radio frequency signal levels at the output of the optical receiver shall be determined as part of the formation of the Development Plan and/or in accordance with agreed protocols.

Digital signal quality characteristics at the output of the return channel optical receiver:

Carrier-to-ingress power >=  28dB
C/HUM >= 28 dB

Responsibility segregation point - optical receiver RF connector

All additional equipment and signal parameters shall be agreed by COMCOR and CCTV. Any changes and additions shall be documented in writing in accordance with the established procedures.

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OPEN JOINT STOCK COMPANY "MOSKOVSKAYA TELECOMMUNIKATSIONNAYA CORPORATSIYA"
/s/ A.S. Grigorian A.S. Grigorian General Director December 30, 2004
CLOSED JOINT STOCK COMPANY "COMCOR-TV"
/s/ Mikhail V. Silin Mikhail V. Silin General Director
December 30, 2004

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